Exhibit 99.1

News Release

Contact:

Thomas Lyles

Chief Executive Officer and President

875 Lowcountry Blvd

Mount Pleasant, SC 29464

(843) 388-8433

Tidelands Bancshares Announces 2013 Results

Tidelands Bancshares, Inc., the holding company for Tidelands Bank, announced that the net loss for the quarter ended March 31, 2013 was $541,218 and net loss available to common shareholders was $785,056 after the preferred dividend.  In comparison, the net income for the quarter ended March 31, 2012 was $263,459 and net income attributable to common shareholders was $23,687.  On a linked quarter basis the loss improved by $356,986 or 40%.  Total assets were $513 million at March 31, 2013 representing a decline of 2.6% from year end 2012 levels.

About Tidelands Bancshares, Inc.

Tidelands Bancshares, Inc., headquartered in Mt. Pleasant, SC, operates as a bank holding company of Tidelands Bank. Tidelands Bank is a local community bank focused on serving individuals, families, entrepreneurs, and small businesses in the South Carolina Lowcountry, with 7 locations serving Charleston, Dorchester, Berkeley, Horry, and Beaufort counties. Tidelands Bank offers mortgages, construction loans, deposit products, internet banking, 24 hour telephone banking, and ATM service, and takes great pride in providing the custom banking solutions and services necessary to meet customer needs. Traded on the NASDAQ pink sheets market as TDBK.PK, Tidelands can also be found on the web at www.tidelandsbank.com. For more information regarding the matters described in this press release, please refer to Tidelands Bancshares, Inc.’s filings, including on Form 10-K, with the Securities and Exchange Commission at www.sec.gov.

Forward Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans, expectations and benefits of the strategic plan, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, greater than expected noninterest expenses, volatile credit and financial markets, potential deterioration in real estate values, and regulatory changes and excessive loan losses, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

-Financial Tables Follow-

SUMMARY CONSOLIDATED FINANCIAL DATA

Our summary consolidated financial data as of December 31, 2012 is audited. Our summary consolidated financial data as of March 31, 2013 and for the quarters ended March 31, 2013 and 2012 are unaudited but, in the opinion of our management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly our financial position and results of operations for such periods in accordance with generally accepted accounting principles.

Item 1. Financial Statements

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
	(Unaudited)	(Audited)
Assets:

Cash and cash equivalents:
Cash and due from banks	$3,595,330	$1,977,621
Interest bearing balances	17,813,864	43,411,347
Total cash and cash equivalents	21,409,194	45,388,968
Securities available-for-sale	94,699,269	82,929,671
Nonmarketable equity securities	1,449,400	2,383,750
Total securities	96,148,669	85,313,421
Mortgage loans held for sale	—	385,000
Loans receivable	339,840,759	339,727,732
Less allowance for loan losses	6,692,278	6,726,550
Loans, net	333,148,481	333,001,182
Premises, furniture and equipment, net	21,404,513	21,529,662
Accrued interest receivable	1,546,057	1,743,229
Bank owned life insurance	15,528,567	15,420,949
Other real estate owned	22,474,363	22,646,747
Other assets	1,442,042	1,241,620
Total assets	$513,101,886	$526,670,778

Liabilities:
Deposits:
Noninterest-bearing transaction accounts	$17,994,138	$18,194,239
Interest-bearing transaction accounts	56,489,964	50,524,144
Savings and money market accounts	108,015,030	102,734,674
Time deposits $100,000 and over	167,177,316	169,385,202
Other time deposits	105,942,864	110,055,770
Total deposits	455,619,312	450,894,029

Securities sold under agreements to repurchase	10,000,000	10,000,000
Advances from Federal Home Loan Bank	17,000,000	34,000,000
Junior subordinated debentures	14,434,000	14,434,000
ESOP borrowings	1,175,000	1,225,000
Accrued interest payable	2,531,062	2,302,287
Other liabilities	3,334,222	3,635,333
Total liabilities	504,093,596	516,490,649

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.01 par value and liquidation value per share of $1,000, 10,000,000 shares authorized, 14,448 issued and outstanding at March 31, 2013 and December 31, 2012	14,258,290	14,195,052
Common stock, $.01 par value, 75,000,000 shares authorized; 4,277,176 shares issued and outstanding at March 31, 2013 and December 31, 2012	42,772	42,772
Common stock-warrant, 571,821 shares outstanding at March 31, 2013 and December 31, 2012	1,112,248	1,112,248
Unearned ESOP shares	(1,461,401)	(1,562,049)
Capital surplus	42,975,890	43,073,284
Retained deficit	(47,457,673)	(46,672,617)
Accumulated other comprehensive loss	(461,836)	(8,561)
Total shareholders’ equity	9,008,290	10,180,129
Total liabilities and shareholders’ equity	$513,101,886	$526,670,778

Tidelands Bancshares, Inc. and Subsidiary

Consolidated Statements of Operations and Comprehensive Loss

For the three months ended March 31, 2013 and 2012

(Unaudited)

	2013	2012
Interest income:
Loans, including fees	$4,088,579	$5,239,300
Securities available-for-sale, taxable	180,158	437,229
Interest bearing deposits	20,413	22,826
Other interest income	13,579	10,951
Total interest income	4,302,729	5,710,306
Interest expense:
Time deposits $100,000 and over	584,206	679,849
Other deposits	570,276	708,966
Other borrowings	435,187	568,429
Total interest expense	1,589,669	1,957,244
Net interest income	2,713,060	3,753,062
Provision for loan losses	185,000	225,000
Net interest income after provision for loan losses	2,528,060	3,528,062

Noninterest income:
Service charges on deposit accounts	10,171	13,579
Residential mortgage origination income	36,629	39,890
Gain on sale of securities available-for-sale	6,900	89,501
Other service fees and commissions	112,020	113,033
Increase in cash surrender value of BOLI	107,617	119,748
Loss on extinguishment of debt	(43,725)	—
Other	297,996	2,000
Total noninterest income	527,608	377,751

Noninterest expense:
Salaries and employee benefits	1,459,915	1,375,961
Net occupancy	412,267	407,908
Furniture and equipment	209,757	217,244
Other real estate owned expense	265,388	537,362
Other operating	1,249,559	1,103,879
Total noninterest expense	3,596,886	3,642,354
Income (Loss) before income taxes	(541,218)	263,459
Income tax benefit	—	—
Net income (loss)	$(541,218)	$263,459

Accretion of preferred stock to redemption value	63,238	59,172
Preferred dividends accrued	180,600	180,600
Net income (loss) available to common shareholders	$(785,056)	$23,687
Other Comprehensive (loss):
Unrealized gain (loss) on securities available for sale	(724,189)	(589,510)
Reclassification adjustment for realized gain on securities	(6,900)	(89,501)
Tax effect	277,814	258,024
Total other comprehensive (loss)	(453,275)	(420,987)
Comprehensive (loss)	$(994,493)	$(157,528)

Basic income (loss) per share BaBasic income (loss) per share	$(.19)	$.01
Diluted income (loss) per share	$(.19)	$.01
Weighted average common shares outstanding
Basic	4,102,414	4,044,186
Diluted	4,102,414	4,044,186